UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

TPG Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36364	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 McKinney Avenue, Suite 1500 Dallas, TX	75201
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (469) 621-3001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TSLX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

On May 28, 2020, TPG Specialty Lending, Inc. (the “Company”) held its annual meeting of stockholders. Stockholders considered two proposals as described in the Company’s proxy statement filed on April 17, 2020. The final results of the voting on each matter submitted to stockholders at the annual meeting are set forth below.

Proposal 1 – Election of Class III Directors. The stockholders elected the nominees for Class III director by the vote shown below.

Nominee	Votes “For”	Votes “Withheld”	Broker Non-Votes
Hurley Doddy	30,028,471	7,079,584	18,787,551
Joshua Easterly	26,417,612	10,690,443	18,787,551
Michael Fishman	26,912,693	10,195,362	18,787,551

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
51,654,592	4,011,803	229,211	0

Special Meeting of Stockholders

On May 28, 2020, the Company also held a special meeting of stockholders. Stockholders considered one proposal as described in the Company’s proxy statement filed on April 17, 2020. The final results of the voting on the matter submitted to stockholders at the special meeting are set forth below.

Proposal 1 – Sales of Common Stock Below NAV. The stockholders approved the proposal to authorize the Company to sell or otherwise issue shares of its common stock at a price below its then-current net asset value per share in one or more offerings, in each case subject to the approval of its board of directors and subject to certain conditions as set forth in the proxy statement (including that the number of shares issued does not exceed 25% of the Company’s then-outstanding common stock immediately prior to each such offering), by the vote shown below.

The vote on the proposal, including affiliated and unaffiliated shares, was as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
39,123,234	3,571,535	658,318	0

The vote on the proposal, adjusted for 18,559,963 affiliated shares, was as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
20,676,416	3,571,535	545,173	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG SPECIALTY LENDING, INC. (Registrant)
Date: May 28, 2020	By:	/s/ Ian Simmonds
Ian Simmonds
Chief Financial Officer